Exhibit 10.1

AMENDMENT NO. 2 TO First AMENDED AND RESTATED revolving credit, term loan and security agreement

THIS AMENDMENT NO. 2 to FIRST AMENDED AND RESTATED revolving credit, term loan and security agreement (this "Amendment") is dated as of September 9, 2022 (the "Effective Date") (subject to Paragraph 5 below) and is made by and among Oregon Metallurgical, LLC, an Oregon limited liability company, Allegheny Ludlum, LLC, a Pennsylvania limited liability company, TDY Industries, LLC, a California limited liability company, International Hearth Melting, LLC, an Oregon limited liability company, ATI Precision Finishing, LLC, a Pennsylvania limited liability company, Titanium Wire Corporation, a Pennsylvania corporation, Environmental, Inc., a California corporation, ATI Titanium LLC, a Delaware limited liability company, ATI Ladish LLC, a Wisconsin limited liability company, ATI Ladish Machining, Inc., a Nevada corporation, Chen-Tech Industries, Inc., a Nevada corporation, ATI SPECIALTY MATERIALS LLC, a Pennsylvania limited liability company, ATI SPECIALTY ALLOYS & COMPONENTS, LLC, a Delaware limited liability company, ATI FLAT ROLLED PRODUCTS HOLDINGS, LLC, a Pennsylvania limited liability company, ATI SALEM OPERATIONS LLC, a Delaware limited liability company, and each Person joined hereto as a borrower from time to time and each Person joined as a borrower from time to time (the foregoing, collectively, the "Borrowers", and each a "Borrower"), the Guarantors (as defined in the Agreement (as hereinafter defined)), the Lenders (as defined in the Agreement), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the Agent (in such capacity, the "Agent") under the Agreement (as hereinafter defined).

W I T N E S S E T H:
WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agent are parties to that certain First Amended and Restated Revolving Credit, Term Loan, Delayed Draw Term Loan and Security Agreement, dated as of September 30, 2019, as amended by that certain Amendment No. 1 to First Amended and Restated Revolving Credit, Term Loan, Delayed Draw Term Loan and Security Agreement, dated effective as of December 30, 2021, by and among the Borrower, the Guarantors and the Agent and as negatively consented to by Required Lenders (as defined therein) (as further amended, supplemented, modified or restated prior to the date hereof, the "Existing Agreement", and as amended hereby and as may be further amended, supplemented, modified or restated from time to time, the "Agreement"); and

WHEREAS, the Borrowers desire to amend certain terms and provisions of the Agreement, and the Agent and the Lenders desire to permit such amendments pursuant to the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.All capitalized terms used herein that are defined in the Agreement shall have the same meaning herein as in the Agreement unless the context clearly indicates otherwise.

2.The Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Agreement attached hereto as Annex 1.

3.Joinder of ATI Specialty Alloys & Components, LLC.

(a) ATI Specialty Alloys & Components, LLC, a Delaware limited liability company ("New Borrower") is a wholly-owned subsidiary of a Loan Party that was created subsequent to the Closing Date. Effective as of the date hereof, New Borrower shall: (i) become a party to the Agreement and the Other Documents to which the Borrowers are a party (collectively, the "Joinder Documents"); and (ii) assume the obligations of a Borrower thereunder pursuant to the terms and conditions hereof. In consideration of the Obligations and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by New Borrower, and in order to induce the Agent and the Lenders to continue to make Advances under the Agreement, New Borrower, intending to be legally bound, hereby covenants and agrees that effective as of the date hereof, it hereby is, and shall be deemed to be, a Borrower under the Agreement and the other Joinder Documents as if it were an original signatory thereto as and when the Agreement and such other Joinder Documents were first executed and delivered, and agrees that from the date hereof and so long as any commitment of the Agent, any Issuer and/or any Lender shall remain outstanding and until the payment in full of the Obligations and the performance of all other obligations of the Loan Parties under the Agreement and the Other Documents, New Borrower has assumed the obligations of a Borrower under each of the Joinder Documents, and New Borrower shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Agreement and each of the other Joinder Documents and any other documents which are stated to apply to or are made by a Borrower. Without limiting the generality of the foregoing, New Borrower hereby represents and warrants that (i) each of the representations and warranties set forth in Article V of the Agreement is true and correct as to New Borrower on and as of the date hereof as if made on and as of the date hereof by New Borrower (except representations and warranties which relate solely to an earlier date or time which representations and warranties shall be true and correct on and as of the specific date or times referred to in said representations and warranties) and (ii) New Borrower has heretofore received a true and correct copy of the Agreement and each of the Other Documents (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof.

(b) When executed and delivered, this Amendment may be attached to each of the Joinder Documents as evidence of the joinder of the undersigned in and to each such Joinder Document.

(c) New Borrower hereby makes, affirms, and ratifies in favor of the Agent, each Issuer, the Swing Loan Lender and each other Lender, the Agreement and each of the other Joinder Documents given by the Borrowers.

(d) In furtherance of the foregoing, New Borrower shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Agent to carry out more effectively the provisions and purposes of the joinder pursuant to this Amendment and the Other Documents.

4. The provisions of Sections 2 and 3 of this Amendment shall not become effective until the Agent has received the following items, each in form and substance acceptable to the Agent:

(a) this Amendment duly executed by each Loan Party, the Agent and the Lenders;

(b) the documents and conditions listed in the Preliminary Closing Agenda set forth on Annex 2 attached hereto and made a part hereof;

(c) payment of all fees and expenses owed to the Agent, and the Agent's counsel in connection with this Amendment and the Agreement (including, without limitation, any such fees and expenses payable pursuant to any fee letter entered into among the Borrowers and the Agent in connection herewith); and

(d) such other documents in connection with such transactions as the Agent or said counsel may reasonably request.

5. Notwithstanding the Effective Date of this Amendment, The terms of the Existing Agreement applicable to LIBOR Rate Loans (as defined in the Existing Agreement) shall continue in full force and effect and shall continue to apply to each such LIBOR Rate Loan with an Interest Period (as defined in the Existing Agreement) that commenced prior to the Effective Date until the expiration of the then current Interest Period (as defined in the Existing Agreement) for such LIBOR Rate Loan (as defined in the Existing Agreement).

6. Each Loan Party hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Agreement, and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such date or time.

7. Each Loan Party acknowledges and agrees that each and every document, instrument or agreement, which secured the Obligations immediately prior to the entering into of this Amendment continues to secure the Obligations.

8. Each Loan Party represents and warrants to the Agent and each of the Lenders as follows: (i) such Loan Party has the full power to enter into, execute, deliver and carry out this Amendment and all such actions have been duly authorized by all necessary proceedings on its part, (ii) neither the execution and delivery of this Amendment by such Loan Party nor the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof by any of them will conflict with, constitute a default under or result in any breach of (a) the terms and conditions of the certificate or articles of incorporation, bylaws or other organizational documents of such Loan Party or (b) any material Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which such Loan Party is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of such Loan Party, and (iii) this Amendment has been duly and validly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of this Amendment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance and general concepts of equity.

9. Each Loan Party represents and warrants that (i) no Default or Event of Default exists under the Agreement, nor will any occur as a result of the execution and delivery of this Amendment or the performance or observance of any provision hereof or any transaction completed hereby, and (ii) the schedules attached to and made a part of the Agreement, are true and correct in all material respects as of the date hereof, except as such schedules may have heretofore been amended or modified in writing in accordance with the Agreement or pursuant to this Amendment.

10. To induce the Agent, each Issuer, the Swing Loan Lender and the Lenders to enter into the Amendment, each Loan Party hereby releases, acquits and forever discharge the Agent, each Issuer, the Swing Loan Lender and the Lenders, and all officers, directors, agents, employees, successors and assigns thereof, as applicable, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Loan Party now has or ever had against the Agent, each Issuer, the Swing Loan Lender and/or any of the Lenders arising under or in connection with the Agreement, any of the Other Documents or otherwise, in each case arising prior to the date of this Amendment. Each Loan Party represents and warrants to the Agent, each Issuer, the Swing Loan Lender and the Lenders that such Loan Party has not transferred or assigned to any Person any such claim that such Loan Party ever had or claimed to have against the Agent, each Issuer, the Swing Loan Lender and/or any of the Lenders.

11. MUFG Union Bank, N.A. ("MUFG") has advised the Agent that, subsequent to the Effective Date, MUFG intends to assign all of its Revolving Commitments and Revolving Advances to its Affiliate, MUFG Bank, Ltd., ("MUFG Affiliate") which assignment shall otherwise be documented in accordance with the terms and provisions of the Agreement (the foregoing assignment transaction, the "MUFG Assignment"). In light of the fact that MUFG Affiliate is a Transferee and, therefore, a Permitted Assignee under the terms and provisions of the Agreement, no consent by the Borrowers to the MUFG Assignment is required. However, consent from the Agent is still required under the terms and provisions of the Agreement and, accordingly, MUFG is requesting preliminary consent from the Agent regarding the MUFG Assignment. The Agent hereby consents to the MUFG Assignment subject to execution and delivery of the documentation required under Section 16.3 of the Agreement in connection therewith.

12. Each reference to the Agreement that is made in the Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Agreement as amended hereby.

13. Each Loan Party expressly acknowledges and agrees that there has not been, and this Amendment does not constitute or establish, a novation with respect to the Existing Agreement or any of the Other Documents, or a mutual departure from the strict terms, provisions, and conditions thereof other than with respect to the amendments under this Amendment.

14.     (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b) The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. The parties hereto agree that this Amendment may, at the Agent’s option, be in the form of an electronic record and may be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Agent of a manually signed paper signature page which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

15. Section headings used in this Amendment are for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment.

16. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

17. The terms of the Existing Agreement relating to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

18. Reference to this Amendment means this Amendment, together with Annex 1 attached hereto.

[INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have caused this Amendment to be duly executed as of the date first above written, as an instrument under seal.

BORROWERS:
WITNESS/ATTEST: /s/ Robert S. Wetherbee	OREGON METALLURGICAL, LLC, an Oregon limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ALLEGHENY LUDLUM, LLC, a Pennsylvania limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	TDY INDUSTRIES, LLC, a California limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	INTERNATIONAL HEARTH MELTING, LLC, an Oregon limited liability company By: Oregon Metallurgical, LLC, its Managing Member By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

BORROWERS (Continued)
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI PRECISION FINISHING, LLC, a Pennsylvania limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	TITANIUM WIRE CORPORATION, a Pennsylvania corporation By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
/s/ Robert S. Wetherbee	ENVIRONMENTAL, INC., a California corporation By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI TITANIUM LLC, a Delaware limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

BORROWERS (Continued)
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI LADISH LLC, a Wisconsin limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI LADISH MACHINING, INC., a Nevada corporation By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	CHEN-TECH INDUSTRIES, INC., a Nevada corporation By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI SPECIALTY MATERIALS, LLC, a Pennsylvania limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

BORROWERS (Continued)
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI SPECIALTY ALLOYS & COMPONENTS, LLC, a Delaware limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI FLAT ROLLED PRODUCTS HOLDINGS, LLC, a Pennsylvania limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI SALEM OPERATIONS LLC, a Delaware limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

GUARANTORS:
WITNESS/ATTEST: /s/ Robert S. Wetherbee	TDY HOLDINGS, LLC, a Delaware limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI OPERATING HOLDINGS, LLC, a Delaware limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: President
WITNESS/ATTEST: _________________________	ATI PROPERTIES LLC, a Delaware limited liability company By: /s/ Elliot S. Davis ____ Name: Elliot S. Davis Title: Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ALC FUNDING, LLC, a Delaware limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI INC., a Delaware corporation By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President, Finance, and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

GUARANTORS (continued):
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI CANADA HOLDINGS, INC., a Delaware corporation By: /s/ Donald P. Newman Name: Donald P. Newman Title: President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ALLEGHENY TECHNOLOGIES INTERNATIONAL, INC., a California corporation By: /s/ Donald P. Newman Name: Donald P. Newman Title: President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI ALLEGHENY LUDLUM, INC., a Massachusetts corporation By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	TI OREGON, INC., an Oregon corporation By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

GUARANTORS (Continued):
WITNESS/ATTEST: /s/ Robert S. Wetherbee	JESSOP STEEL, LLC, a Pennsylvania limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	JEWEL ACQUISITION, LLC, a Delaware limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	AII ACQUISITION, LLC, a Pennsylvania limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: President
WITNESS/ATTEST: /s/ Robert S. Wetherbee	ATI FRP PROPERTIES, LLC, a Delaware limited liability company By: /s/ Donald P. Newman Name: Donald P. Newman Title: Executive Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

LENDERs:
PNC BANK, NATIONAL ASSOCIATION, As Lender and as Agent
By: /s/ Douglas Hoffman _ Name: Douglas Hoffman Title: Senior Vice President The Tower at PNC Plaza, 14th Floor 300 Fifth Avenue Pittsburgh, PA 15222 Attention: Business Credit

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

BANK OF AMERICA, N.A.
By: /s/ Christy Bowen _ Name: Christy Bowen Title: Senior Vice President Four Penn Center, 1600 JFK Blvd. Philadelphia, PA 19103 Attention: Christy Bowen

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

CITIBANK, N.A.
By: /s/ Brendan MacKay _ Name: Brendan MacKay Title: Vice President & Director 390 Greenwich St. New York, NY 10013 Attention: Brendan MacKay

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

JPMORGAN CHASE BANK, N.A.
By: /s/ James Shender _ Name: James Shender Title: Executive Director _ 383 Madison Avenue, Floor 24 New York, NY 10179 Attention: James Shender

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

MUFG UNION BANK, N.A.
By: /s/ Thomas Kainamura _ Name: Thomas Kainamura Title: Director 445 South Figueroa Street Los Angeles, CA 90071 Attention: Thomas Kainamura

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Peter Aziz _ Name: Peter Aziz Title: Director 1800 Century Park East, Suite 1100 Los Angeles, CA 90067 Attention: Peter Aziz

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

HSBC Bank USA, N.A.
By: /s/ Jennifer Jordan _ Name: Jennifer Jordan Title: Vice President 452 Fifth Avenue New York, NY 10018 Attention: Chris Helmeci

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO FIRST AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT]

Goldman Sachs Bank USA
By: /s/ Andrew B. Vernon _ Name: Andrew B. Vernon Title: Authorized Signatory 200 West Street New York, NY 10282 Attention: Mahesh Mohan

ANNEX 1

[See attached]

ANNEX 2

Preliminary Closing Agenda

(see attached)